Supplement dated September 8, 2022, to the Prospectus and Summary Prospectus of the Mirova Global Sustainable Equity Fund (the “Fund”), each dated May 1, 2022, as may be revised or supplemented from time to time.
On September 8, 2022, the Board of Trustees of Natixis Funds Trust I approved a change to the principal investment strategies of the Fund. Effective October 10, 2022, the Fund’s principal investment strategies will be amended as described below.
Effective October 10, 2022, the following will replace the first paragraph in the sub‑section “Principal Investment Strategies” within the “Fund Summary” and the “Investment Goals, Strategies and Risks” sections with regard to the Fund:
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, which may include common stocks, preferred stocks, depositary receipts and real estate investment trusts (“REITs”). The Fund invests in securities of companies located in no fewer than three countries, which may include the U.S. Under normal circumstances, the Fund will invest a percentage of its assets in securities of companies located outside the U.S. equal to at least the lesser of 40% or the percentage of foreign issuers in the Fund’s benchmark, the MSCI World Index, less 5%. The percentage of the Fund’s investments in foreign securities is at least partially based on the composition of the Fund’s benchmark. As a result, the Fund’s exposure to securities of companies located outside the U.S. may fluctuate in connection with variations in the foreign exposure of the Fund’s benchmark. The Fund may invest up to 25% of its assets in securities of companies located in emerging markets. Emerging markets are economies that the Adviser believes are not generally recognized to be fully developed markets, as measured by gross national income, financial market infrastructure, market capitalization and/or other factors. The Fund may invest in growth and value companies of any size and may also invest in initial public offerings.